                          Van Kampen American Capital

                             _____________________
                                   CORPORATE
                                   BOND FUND
                             _____________________


                               SEMI-ANNUAL REPORT
                               FEBRUARY 28, 1998


                             [PHOTO APPEARS HERE]


              -- A Wealth of Knowledge . A Knowledge of Wealth --

                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents

Letter to Shareholders................................................  1
Performance Results...................................................  3
Glossary of Terms.....................................................  4
Portfolio Management Review...........................................  5
Portfolio Highlights..................................................  8
Portfolio of Investments..............................................  9
Statement of Assets and Liabilities................................... 13
Statement of Operations............................................... 14
Statement of Changes in Net Assets.................................... 15
Financial Highlights.................................................. 16
Notes to Financial Statements......................................... 19

                            Letter to Shareholders


March 27, 1998

Dear Shareholder,

     We have begun what promises to        [PHOTO APPEARS HERE]
be an exciting and challenging year
for investors. The Taxpayer Relief
Act of 1997, signed into law by
President Clinton in August, creates
many new opportunities for you and
your family to take a more
active role in achieving your
long-term financial goals.                  DENNIS J. MCDONNELL AND DON G POWELL

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll work with you to locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW


     The nation's economic report card continues to register nearly perfect grades. Growth is strong, unemployment is low, the budget is headed for surplus, and the dollar is rising around the world. With the economy running on all cylinders, consumer confidence soared to a 30-year high in February.

     Despite the strength in the economy, inflation remained under control. The producer price index actually fell by 1.6 percent during the 12 months through February. Inflation at the consumer level also was virtually nonexistent, with the consumer price index rising by only 1.4 percent during the same period. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

     The Federal Reserve Board left monetary policy unchanged during the six-month reporting period. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

     As the reporting period ended, there was little evidence that the Asian crisis had negatively impacted the U.S. economy. The nation's total output of goods and services (gross domestic product) grew at a rate of 3.9 percent in the fourth quarter of 1997, and corporate profits remained strong. A modest pickup in bond yields in mid-January indicated that global investors were increasingly confident that the U.S. economy would escape significant damage from the slowdown in Asia.

MARKET OVERVIEW

     Aided by benign inflation at home and an economic crisis overseas, all sectors of the fixed-income market posted solid returns. In particular, a global "flight to quality" amid the turmoil in Asia pushed long-term interest rates sharply lower during the later stages of the reporting period. In the six months through February, the Merrill Lynch Domestic Master Index gained 5.77 percent.

     The yield on the Treasury's benchmark 30-year bond declined from 6.60 percent at the end of August to 5.66 percent in mid-January as global investors sought safety in the highly-liquid Treasury market. Demand for fixed-income securities also increased as investors believed that fallout from the Asian crisis would slow the U.S. economy enough to keep inflation from rising. But as evidence indicated that economic growth remained strong, yields on long-term Treasury bonds rebounded to close the reporting period at 5.91 percent.

     Favorable news about inflation and concerns about Asia combined to make high-quality long-term bonds the top-performing sector of the fixed-income market during the reporting period. Long-term Treasury securities gained 10.86 percent for the six months ended in February, compared to 8.04 percent for long-term corporate issues. Meanwhile, worries that the Asian crisis could lead to an economic slump in the United States caused modest underperformance among high-yield bonds, especially during the last quarter of 1997.

OUTLOOK

     We believe that reduced demand for American exports to Asia and intense price competition from imports will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer in the near term, slower economic growth should help to mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is good for fixed-income investments.

     However, if bond yields continue to drift lower, economic growth in the U.S. could reaccelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making houses, cars, and other big-ticket consumer goods more affordable. We believe the Federal Reserve would respond to any significant pickup in economic activity with a modest increase in short-term interest rates. We also expect the healthy economy to keep credit spreads relatively tight in coming months.

     As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

/s/ Don G. Powell                               /s/ Dennis J. McDonnell

Don G. Powell                                   Dennis J. McDonnell
Chairman                                        President
Van Kampen American Capital                     Van Kampen American Capital
Asset Management, Inc.                          Asset Management, Inc.

           Performance Results for the Period Ended February 28, 1998

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND



                                                        A Shares   B Shares   C Shares
Total Returns
Six-month total return based on NAV/1/.................     5.55%      5.17%      5.17%
Six-month total return/2/..............................      .50%      1.17%      4.17%
One-year total return/2/...............................     5.99%      6.43%      9.44%
Five-year average annual total return/2/...............     6.46%      6.42%       N/A
Ten-year average annual total return/2/................     7.83%       N/A        N/A
Life-of-Fund average annual total return/2/............     8.39%      6.77%      5.61%
Commencement date...................................... 09/23/71   09/28/92   08/30/93

Distribution Rate and Yield
Distribution Rate/3/...................................     6.51%      6.10%      6.10%
SEC Yield/4/...........................................     5.34%      4.87%      4.89%

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending February 28, 1998.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                               Glossary of Terms

BASIS POINT:

     A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
     6.65 percent, it is a 35 basis point move. Sometimes referred to as a percentage point.

CREDIT SPREAD:

     Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

DURATION:

     A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE:

     The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (FED):

     A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

INFLATION:

     An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV):

     The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREMIUM REDEMPTION:

     The redemption of a bond at a dollar amount above a stated par value, or the redemption of a bond by the issuer prior to its maturity date.

YANKEE BONDS:

     U.S. dollar-denominated bonds issued in the United States by foreign governments, banks, and corporations.

YIELD:

     The annual rate of return on an investment, expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE:

     A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, which often reflects a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD:

     The difference in yields between low-quality fixed-income investments and high-quality fixed-income investments. To compensate investors for the added risk, low-quality fixed-income securities typically offer investors higher yields than high-quality fixed-income securities. The resulting spread is commonly expressed in basis points.

                          Portfolio Management Review

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

We recently spoke with the management team of the Van Kampen American Capital Corporate Bond Fund about the key events and economic forces that shaped the markets during the past six months. The team includes David R. Troth, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended February 28, 1998.

Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

A In the past six months, the bond market was most significantly affected by a single event: the Asian currency crisis. Although Southeast Asian markets began to show weakness in August, currency volatility reached a point of chaos in late October. This situation negatively affected emerging market debt, caused domestic yields to fall, and widened the spread between long-and short-term bonds. By the end of 1997, the market had bounced back somewhat. However, spreads remained wider than they had been in August, due to lingering concerns about the full impact of Asian markets on the U.S. economy. In the first few months of 1998, a bond market rally compressed spreads to comfortable levels.

   For the six-month period ended February 28, 1998, the yield of the benchmark 10-year Treasury declined 63 basis points, ending the period with a 5.62 percent yield. At the same time, the three-month Treasury yield actually increased from
5.22 percent on August 31, 1997, to 5.31 percent on February 28, 1998. This produced a considerable flattening of the yield curve--a narrowing of the difference between long- and short-term bond yields. This often occurs when market sentiment believes that interest rates could fall, which in this case was a response to the potential for a U.S. economic slowdown resulting from the Asian crisis.

   Against this backdrop of volatility, corporate bonds reached a record level of new issuance by the end of the reporting period, with nearly $25 billion in corporate bonds sold in the first month of 1998 alone. This increase can be attributed to the attractive level of prevailing interest rates, which persuaded corporations to refinance their debts.

Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

A We continued to diversify the Fund, adding seven new issuers to the portfolio. The Fund's average maturity lengthened to 14.6 years, as did the duration to 6.5 years. This lengthening reflects the fact that all of the newly acquired securities in the Fund's portfolio are non-callable paper. In addition to having longer durations, non-callable securities display favorable convexity, which measures how closely they move in unison with the market's ups and downs. At the end of 1997, 84 percent of the portfolio was comprised of non-callable paper, and this has contributed to the Fund's improved return.

   We continued to increase the Fund's exposure to foreign securities, and approximately 15 percent of the Fund's total assets are invested in non-domestic issues. By expanding the Fund's exposure to overseas markets, we added diversification and increased the Fund's potential for yield. In the current environment, interest rates overseas tend to be higher than those offered by domestic securities. Our overseas investments are limited to "Yankee bonds," or foreign issuers who pay interest and principal in U.S. dollars. Positions include Mexican state obligations, an Argentinian issue, a British electric utility company, and two new Asian issues that were added to the portfolio in late 1997. These Asian securities, a Hong Kong conglomerate and a state-owned Malaysian oil company, offered attractive yields and carried an investment grade rating of A by Moody's and Standard & Poor's.

   During the period, we reinforced the Fund's position in the consumer services sector, which currently accounts for 21 percent of the Fund's portfolio. Among this sector, we added new holdings in Cablevision and Royal Caribbean Cruise Lines. Consumer services securities are attractive given high employment rates and the affluency of the general population. Other new holdings included Baxter International, a biomedical technology company, and Beckman Coulter, a medical services company. Medical companies enjoy some consistency of earnings and are less affected by economic conditions than cyclical companies. Finally, we maintained the Fund's presence in the utility industry, with a slightly increased percentage.

Q WHAT WAS THE STRUCTURE OF THE FUND'S PORTFOLIO AT THE END OF THE REPORTING PERIOD?

A The Fund's credit profile is relatively unchanged from six months ago. As of February 28, approximately 58 percent of the Fund's long-term investments were rated BBB, which is the lowest credit rating within the investment-grade category, and 15 percent of long-term investments were rated BB, the highest rating within the noninvestment-grade category. Noninvestment-grade bonds tend to generate higher yields than investment-grade bonds and have performed better than high-quality securities when interest rates rise, due to the fact that investors are compensated for the additional credit risk. The additional income these bonds generate should help compensate for some of the decline in principal value they incur due to rising rates. At the same time, when economic growth accelerates, prospects for credit upgrades may improve, which would also help performance. On the other end of the ratings spectrum, the Fund holds 25 percent of its long-term investments in securities rated A and just over 2 percent in AAA-rated securities. For additional Fund portfolio highlights, please refer to page eight.

Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund posted a total return of 5.55 percent1 (Class A shares at net asset value) for the six-month period ended February 28, 1998. For the same period, the average return for all funds in the Lipper Corporate Debt BBB category was
5.57 percent. By comparison, the Lehman Brothers Corporate Bond Index and the Lehman Brothers Baa Corporate Bond Index produced total returns of 5.93 percent and 5.91 percent, respectively. These broad-based indices reflect the performance of all publicly issued, fixed-rate, non-convertible investment grade corporate debt. Please keep in mind that these indices do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

Q  WHAT IS YOUR OUTLOOK FOR THE MARKET OVER THE COMING MONTHS?

A We continue to look to the strength of the economy for clues as to the market's future direction. If economic growth begins to slow down against a backdrop of continuing benign inflation--and if we are insulated from any negative shocks from the global markets--then it's possible that interest rates will fall. In this scenario, the corporate bond market should benefit from higher bond prices. On the other hand, we question the duration of the current "Goldilocks" environment, which is characterized by continuing moderate growth with no signs of increasing inflation, and which has continued relatively uninterrupted for a long period of time. Meanwhile, market participants remain on the lookout for any signs of action from the Federal Reserve Board, which has not imposed a rate change since March 1997. As current consensus has swayed away from the possibility of a rate decrease, we do not expect any movement at all before the fourth quarter of 1998.

   In managing the Fund through the remainder of the year, we will continue to look for opportunities to diversify by increasing overseas exposure. In adding new Yankee bonds to the portfolio, we must be comfortable with the credit profile and convinced that we are being compensated for risk in the face of improved value. Finally, we plan to maintain the Fund's credit profile and duration, as we feel its current position is most appropriate.

/s/ Peter W. Hegal                      /s/ David R. Troth

Peter W. Hegel                          David R. Troth
Chief Investment Officer                Portfolio Manager
Fixed Income Investments

                              Portfolio Highlights

                Van Kampen American Capital Corporate Bond Fund


Top Ten Holdings as a Percentage of Long-Term Investments

                                                                    As of
                                                              February 28, 1998
       Ashland Oil, Inc. .................................          3.59%
       News America Holdings, Inc.........................          3.36%
       PDV America, Inc...................................          3.07%
       United Airlines, Inc...............................          2.99%
       Phillips Petroleum Co..............................          2.69%
       International Business Machines Corp...............          2.60%
       Cox Communications, Inc............................          2.46%
       Providence of Newfoundland (Canada)................          2.41%
       ITT Corp...........................................          2.39%
       Republic of South Africa...........................          2.38%

Credit Quality as a Percentage of Long-Term Investments

   As of February 28, 1998
[ ]  AAA..........  2.4%         [PIE CHART APPEARS HERE]
[ ]  A............ 25.0%
[ ]  BBB.......... 57.6%
[ ]  BB........... 15.0%

    As of August 31, 1997
[ ]  A............ 25.1%         [PIE CHART APPEARS HERE]
[ ]  BBB.......... 60.2%
[ ]  BB........... 14.7%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

Top Five Portfolio Sectors as a Percentage of Long-Term Investments

As of February 28, 1998                                 As of August 31, 1997
Consumer Services.........................  20.9%       Consumer Services.................................   22.8%
Energy....................................  13.9%       Energy............................................   14.3%
Raw Materials/Processing Industries.......  12.0%       Finance...........................................    9.7%
Finance...................................   9.5%       Transportation....................................    9.7%
Utilities.................................   9.1%       Raw Materials/Processing Industries...............    9.2%

Duration

                    As of February 28, 1998        As of August 31, 1997
       Duration             6.5 years                    6.2 years

                         February 28, 1998 (Unaudited)


------------------------------------------------------------------------------------------------------
Par
Amount                                                                                          Market
(000)    Description                                               Coupon      Maturity          Value
------------------------------------------------------------------------------------------------------
         CORPORATE BONDS  81.8%
         CONSUMER DISTRIBUTION  0.9%
$ 2,000  Nabisco, Inc..........................................    7.550%     06/15/15     $ 2,125,200
                                                                                           -----------

         CONSUMER DURABLES  0.8%
    750  Brunswick Corp........................................    7.125      08/01/27         763,463
  1,000  Chrysler Corp.........................................    7.450      03/01/27       1,077,750
                                                                                           -----------
                                                                                             1,841,213
                                                                                           -----------

         CONSUMER NON-DURABLES  1.8%
  2,000  Coca Cola Enterprises, Inc............................    8.500      02/01/12       2,415,600
    750  Dimon, Inc............................................    8.875      06/01/06         799,125
    750  Smithfield Foods, Inc.,
         144A - Private Placement (a)..........................    7.625      02/15/08         749,062
                                                                                           -----------
                                                                                             3,963,787
                                                                                           -----------

         CONSUMER SERVICES  21.3%
  1,250  Belo A H Corp.........................................    7.125      06/01/07       1,321,250
  1,250  Cablevision Systems Corp..............................    7.875      12/15/07       1,289,187
  2,500  Cablevision Systems Corp..............................    7.875      02/15/18       2,459,375
  1,000  Circus Circus Enterprises, Inc........................    6.450      02/01/06         976,700
  2,500  Clear Channel Communications, Inc.....................    7.250      10/15/27       2,568,375
  5,000  Cox Communications, Inc...............................    6.875      06/15/05       5,208,000
  3,000  Cox Communications, Inc...............................    7.250      11/15/15       3,130,200
  1,000  Harcourt General, Inc.................................    7.200      08/01/27       1,027,200
  1,250  Harcourt General, Inc.................................    8.875      06/01/22       1,544,750
  5,000  ITT Corp..............................................    6.750      11/15/05       5,063,000
  6,000  News America Holdings, Inc............................    8.875      04/26/23       7,134,000
  2,000  News America Holdings, Inc............................    9.250      02/01/13       2,426,300
  2,500  Royal Caribbean Cruises Ltd...........................    7.500      10/15/27       2,568,750
  2,500  TCI Communications, Inc...............................    8.750      08/01/15       2,906,250
  3,000  Tele Communications, Inc..............................    6.875      02/15/06       3,063,300
  2,000  Tele Communications, Inc..............................    9.250      01/15/23       2,224,440
  3,000  Viacom, Inc...........................................    7.750      06/01/05       3,171,900
                                                                                           -----------
                                                                                            48,082,477
                                                                                           -----------

                                       9       See Notes to Financial Statements

                         February 28, 1998 (Unaudited)


----------------------------------------------------------------------------------------------------
Par
Amount                                                                                        Market
(000)    Description                                            Coupon      Maturity           Value
----------------------------------------------------------------------------------------------------
         ENERGY  13.1%
$ 6,300  Ashland Oil, Inc.....................................   8.800%     11/15/12     $ 7,608,510
    750  Barrett Resources Corp...............................   7.550      02/01/07         770,812
  1,605  Consumers Energy Co..................................   8.875      11/15/99       1,679,681
  1,000  Lyondell Petrochemical Co............................   6.500      02/15/06         991,100
  6,300  PDV America, Inc.....................................   7.875      08/01/03       6,514,200
  1,500  Petroliam Nasional Berhad
         144A - Private Placement (a).........................   7.625      10/15/26       1,358,250
  5,000  Phillips Petroleum Co................................   8.860      05/15/22       5,704,500
  4,000  Union Oil Co.........................................   9.125      02/15/06       4,764,400
                                                                                         -----------
                                                                                          29,391,453
                                                                                         -----------

         FINANCE  8.9%
  3,000  Cez Fin B V..........................................   7.125      07/15/07       2,914,800
  2,395  First PV Funding Corp................................  10.300      01/15/14       2,544,688
  3,500  Hutchison Whampoa Finance
         144A - Private Placement (a).........................   7.500      08/01/27       3,170,300
  3,294  PNPP II Funding Corp.................................   8.510      11/30/06       3,549,219
  3,000  Royal Bank Scotland Group............................   6.375      02/01/11       2,942,700
  4,500  Ryder Systems, Inc...................................   9.250      05/15/01       4,940,100
                                                                                         -----------
                                                                                          20,061,807
                                                                                         -----------

         HEALTHCARE  5.8%
  2,000  Aetna Services, Inc..................................   7.125      08/15/06       2,081,120
  1,000  Allegiance Corp......................................   7.800      10/15/16       1,076,310
  4,000  Baxter International, Inc............................   6.625      02/15/28       3,919,640
  1,500  Beckman Coulter, Inc.,
         144A - Private Placement (a).........................   7.450      03/04/08       1,521,330
    500  Manor Care, Inc......................................   7.500      06/15/06         519,250
  3,500  Tenet Healthcare Corp................................  10.125      03/01/05       3,850,000
                                                                                         -----------
                                                                                          12,967,650
                                                                                         -----------

         OIL & GAS  0.5%
  1,000  Transcontinental Gas Pipeline Corp...................   7.250      12/01/26       1,012,335
                                                                                         -----------
         PRODUCER MANUFACTURING  1.1%
  2,500  Rubbermaid, Inc......................................   6.600      11/15/06       2,554,600
                                                                                         -----------

                                       10     See Notes to Financial Statements

                         February 28, 1998 (Unaudited)

----------------------------------------------------------------------------------------
Par
Amount                                                                            Market
(000)       Description                                    Coupon   Maturity       Value
----------------------------------------------------------------------------------------
            RAW MATERIALS/PROCESSING INDUSTRIES  7.9%
    $1,000  Carter Holt Harvey Ltd....................     8.375%  04/15/15  $ 1,144,000
     4,000  Crown Cork & Seal, Inc....................     8.000   04/15/23    4,282,000
     4,000  Federal Paper Board, Inc..................     8.875   07/01/12    4,909,200
     1,750  Idex Corp.................................     6.875   02/15/08    1,738,520
     4,000  IMC Global, Inc...........................     6.875   07/15/07    4,070,880
     1,000  IMC Global, Inc...........................     7.300   01/15/28      992,900
       300  Owens Corning Fiberglass Corp.............     9.375   06/01/12      368,199
       250  Pride Petroleum Services, Inc.............     9.375   05/01/07      270,980
                                                                             -----------
                                                                              17,776,679
                                                                             -----------
            TECHNOLOGY  2.7%
     5,000  International Business Machines Corp......     7.500   06/15/13    5,519,500
       500  Raytheon Co...............................     7.200   08/15/27      524,500
                                                                             -----------
                                                                               6,044,000
                                                                             -----------
            TRANSPORTATION  8.5%
     3,000  AMR Corp..................................     9.500   05/15/01    3,305,700
       750  CSX Corp..................................     8.625   05/15/22      911,925
     2,000  Delta Airlines, Inc.......................     9.750   05/15/21    2,575,200
     1,500  Kansas City Southern Industries, Inc......     7.875   07/01/02    1,584,495
     4,000  Union Pacific Corp........................     8.350   05/01/25    4,391,600
     5,000  United Airlines, Inc......................    10.020   03/22/14    6,342,500
                                                                             -----------
                                                                              19,111,420
                                                                             -----------
            UTILITIES  8.5%
     1,000  360 Communications Co.....................     7.125   03/01/03    1,035,180
     1,000  AES Corp..................................    10.250   07/15/06    1,103,750
     1,000  Arizona Public Service Co.................     8.750   01/15/24    1,102,860
     2,000  Arizona Public Service Co.................     9.500   04/15/21    2,210,290
     1,000  Gulf States Utilities Co..................     8.940   01/01/22    1,076,940
     1,000  Long Island Lighting Co...................     9.000   11/01/22    1,139,000
     4,000  Long Island Lighting Co...................     9.750   05/01/21    4,149,880
     2,500  Texas Utilities Electric Co...............     8.875   02/01/22    2,885,500
       500  UtiliCorp United, Inc.....................     6.700   10/15/06      513,580

                                      11       See Notes to Financial Statements

--------------------------------------------------------------------------------
                      Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount                                                                                   Market
(000)           Description                               Coupon      Maturity            Value
-----------------------------------------------------------------------------------------------
                UTILITIES  (CONTINUED)
$    4,000      Yorkshire Power Finance Ltd.
                144A - Private Placement (a)............   6.496%     02/25/08     $  3,995,560
                                                                                   ------------
                                                                                     19,212,540
                                                                                   ------------
                TOTAL CORPORATE BONDS  81.8%..................................      184,145,661
                                                                                   ------------

                GOVERNMENT OBLIGATIONS  12.3%
     4,000      Providence of Newfoundland (Canada).....   9.000      10/15/21        5,102,800
       650      Providence of Saskatchewan (Canada).....   8.000      02/01/13          745,672
     1,000      Republic of Argentina...................  11.375      01/30/17        1,141,250
     5,000      Republic of South Africa................   8.375      10/17/06        5,050,500
     3,500      Republic of South Africa................   8.500      06/28/17        3,315,410
     2,500      United Mexican States (Mexico)..........   9.875      01/15/07        2,728,125
     4,000      United Mexican States (Mexico)..........  11.375      09/15/16        4,770,000
     5,000      United States Treasury Notes............   5.750      10/31/02        5,025,950
                                                                                   ------------
                TOTAL GOVERNMENT OBLIGATIONS..................................       27,879,707
                                                                                   ------------
TOTAL LONG-TERM INVESTMENTS  94.1%
  (Cost $195,564,485).........................................................      212,025,368

REPURCHASE AGREEMENT  5.6%
  SBC Warburg ($12,490,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 2/27/98, to be sold on 3/02/98 at $12,495,829)
  (Cost $12,490,000)..........................................................       12,490,000
                                                                                   ------------
TOTAL INVESTMENTS  99.7%
  (Cost $208,054,485).........................................................      224,515,368
OTHER ASSETS IN EXCESS OF LIABILITIES 0.3%....................................          717,609
                                                                                   ------------
NET ASSETS  100.0%............................................................     $225,232,977
                                                                                   ------------


(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.


                                       12      See Notes to Financial Statements

--------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $208,054,485).................................    $224,515,368
Cash..................................................................             918
Receivables:
  Interest............................................................       3,786,228
  Fund Shares Sold....................................................         368,391
Other.................................................................          56,427
                                                                          ------------
     TOTAL ASSETS.....................................................     228,727,332
                                                                          ------------
LIABILITIES:
Payables:
Investments Purchased.................................................       1,499,580
  Fund Shares Repurchased.............................................       1,087,233
  Income Distributions................................................         452,384
  Distributor and Affiliates..........................................         121,497
  Investment Advisory Fee.............................................          83,308
Accrued Expenses......................................................         131,793
Trustees' Deferred Compensation and Retirement Plans..................         118,560
                                                                          ------------
  Total Liabilities...................................................       3,494,355
                                                                          ------------
NET ASSETS............................................................    $225,232,977
                                                                          ------------
NET ASSETS CONSIST OF:
Capital...............................................................    $231,724,936
Net Unrealized Appreciation...........................................      16,460,883
Accumulated Undistributed Net Investment Income.......................         (62,636)
Accumulated Net Realized Loss.........................................     (22,890,206)
                                                                          ------------
NET ASSETS............................................................    $225,232,977
                                                                          ------------
MAXIMUM OFFERING PRICE PER SHARE:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of
$179,062,729 and 25,175,766 shares of beneficial interest issued and
outstanding)..........................................................    $       7.11
  Maximum sales charge (4.75%* of offering price).....................             .35
                                                                          ------------
  Maximum offering price to public....................................    $       7.46
                                                                          ------------
Class B Shares:
Net asset value and offering price per share (Based on net assets of
$40,826,837 and 5,751,150 shares of beneficial interest issued and
outstanding)..........................................................    $       7.10
                                                                          ------------
Class C Shares:
Net asset value and offering price per share (Based on net assets of
$5,343,411 and 752,667 shares of beneficial interest issued and
outstanding)..........................................................    $       7.10
                                                                          ------------
*On sales of $100,000 or more, the sales charge will be reduced.

                                       13      See Notes to Financial Statements

                            Statement of Operations
            For the Six Months Ended February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...................................................................   $ 7,934,488
Other......................................................................        18,000
                                                                              -----------
  Total Income.............................................................     7,952,488
                                                                              -----------
EXPENSES:
Investment Advisory Fee....................................................       508,467
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
$184,213, $185,516 and $25,150, respectively)..............................       394,879
Shareholder Services.......................................................       240,424
Trustees' Fees and Expenses................................................        12,138
Legal......................................................................         6,933
Custody....................................................................         6,539
Other......................................................................       135,181
                                                                              -----------
     Total Expenses........................................................     1,304,561
                                                                              -----------
NET INVESTMENT INCOME......................................................   $ 6,647,927
                                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain..........................................................   $   551,031
                                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..................................................    12,431,314
  End of the Period........................................................    16,460,883
                                                                              -----------
Net Unrealized Appreciation During the Period..............................     4,029,569
                                                                              -----------
NET REALIZED AND UNREALIZED GAIN...........................................   $ 4,580,600
                                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.................................   $11,228,527
                                                                              ===========

                                       14      See Notes to Financial Statements

                       Statement of Changes in Net Assets

                  For the Six Months Ended February 28, 1998
                 and the Year Ended August 31, 1997 (Unaudited)

----------------------------------------------------------------------------------------------------------------
                                                                           Six Months Ended           Year Ended
                                                                          February 28, 1998      August 31, 1997
----------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................................       $  6,647,927         $ 13,877,118
Net Realized Gain/Loss..................................................            551,031             (177,546)
Net Unrealized Appreciation During the Period...........................          4,029,569            9,169,489
                                                                               ------------         ------------
Change in Net Assets from Operations....................................         11,228,527           22,869,061
                                                                               ------------         ------------
Distributions from Net Investment Income*...............................         (7,025,549)         (13,688,097)
Distributions in Excess of Net Investment Income*.......................            (62,636)                   0
                                                                               ------------         ------------
Total Distributions.....................................................         (7,088,185)         (13,688,097)
                                                                               ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....................          4,140,342            9,180,964
                                                                               ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................................         34,543,093           36,820,373
Net Asset Value of Shares Issued
  Through Dividend Reinvestment.........................................          4,742,965            9,046,389
Cost of Shares Repurchased..............................................        (18,224,589)         (50,822,539)
                                                                               ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                               21,061,469           (4,955,777)
                                                                               ------------         ------------
TOTAL INCREASE IN NET ASSETS............................................         25,201,811            4,225,187
NET ASSETS:
Beginning of the Period.................................................        200,031,166          195,805,979
                                                                               ------------         ------------
End of the Period (Including accumulated undistributed
  net investment income of $(62,636) and $377,622,
  respectively).........................................................       $225,232,977         $200,031,166
                                                                               ============         ============

                                                                           Six Months Ended           Year Ended
*Distributions by Class:                                                  February 28, 1998      August 31, 1997
----------------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares........................................................       $ (5,788,497)        $(11,405,905)
  Class B Shares........................................................         (1,144,469)          (1,925,295)
  Class C Shares........................................................           (155,219)            (356,897)
                                                                               ------------         ------------
                                                                               $ (7,088,185)        $(13,688,097)
                                                                               ------------         ------------

                                      15       See Notes to Financial Statements

                              Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months Ended                        Year Ended August 31,
                                                                                       ---------------------------------------------
Class A Shares                                              February 28, 1998               1997       1996      1995       1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...................           $ 6.967          $ 6.650       $ 6.94     $ 6.62     $ 7.36
                                                                      -------          -------       ------     ------     ------
  Net Investment Income....................................              .227             .494         .479        .48        .49
  Net Realized and Unrealized Gain/Loss....................              .162             .309        (.289)       .32      (.745)
                                                                      -------          -------       ------     ------     ------
Total from Investment Operations...........................              .389             .803         .190        .80      (.255)
Less Distributions from Net Investment Income..............              .243             .486         .480        .48       .485
                                                                      -------          -------       ------     ------     ------
Net Asset Value, End of the Period.........................           $ 7.113          $ 6.967       $6.650     $ 6.94     $ 6.62
                                                                      =======          =======       ======     ======     ======
Total Return (a)...........................................              5.55%*          12.46%        2.71%     12.71%     (3.55%)
Net Assets at End of the Period (In millions)..............           $ 179.1           $160.9       $162.9     $169.0     $160.0
Ratio of Expenses to Average Net Assets (b)................              1.09%            1.13%        1.10%      1.13%      1.09%
Ratio of Net Investment Income to Average Net
Assets (b).................................................              6.50%            7.16%        6.90%      7.22%      7.06%
Portfolio Turnover.........................................                 8%*             18%          34%        25%         0%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.

*Non-Annualized

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                           Six Months
                                                Ended
                                         February 28,          Year Ended August 31,
                                                          -------------------------------
Class B Shares                                   1998     1997     1996     1995     1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.........................      $ 6.955   $ 6.642    $ 6.94   $ 6.62   $ 7.36
                                              -------   -------    ------   ------   ------
  Net Investment Income.................         .205      .438      .424      .42      .44
  Net Realized and Unrealized
    Gain/Loss...........................         .156      .308     (.290)     .33    (.755)
                                              -------   -------    ------   ------   ------
Total from Investment Operations........         .361      .746      .134      .75    (.315)
Less Distributions from Net
  Investment Income.....................         .217      .433      .432      .43     .425
                                              -------   -------    ------   ------   ------
Net Asset Value, End of the Period......      $ 7.099   $ 6.955   $ 6.642   $ 6.94   $ 6.62
                                              =======   =======   =======   ======   ======
Total Return (a)........................         5.17%*   12.19%     1.85%   11.86%   (4.38%)
Net Assets at End of the Period
  (In millions).........................      $  40.8   $  34.0    $ 26.9   $ 19.2   $ 13.5
Ratio of Expenses to Average
  Net Assets (b)........................         1.87%     1.91%     1.90%    1.94%    1.90%
Ratio of Net Investment Income
  to Average Net Assets (b).............         5.70%     6.37%     6.12%    6.40%    6.29%
Portfolio Turnover......................            8%*      18%       34%      25%       0%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.

*Non-Annualized

                                    17         See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

---------------------------------------------------------------------------------------------------------

                                                  Six Months Ended          Year Ended August 31,
                                                                     ------------------------------------
Class C Shares                                   February 28, 1998    1997     1996     1995    1994 (a)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........           $ 6.956   $6.639   $ 6.93   $ 6.62    $ 7.36
                                                           -------   ------   ------   ------    ------
  Net Investment Income.........................              .202     .434     .426      .42       .44
  Net Realized and Unrealized Gain/Loss.........              .158     .316    (.285)     .32     (.755)
                                                           -------   ------   ------   ------    ------
Total from Investment Operations................              .360     .750     .141      .74     (.315)
Less Distributions from
  Net Investment Income.........................              .217     .433     .432      .43      .425
                                                           -------   ------   ------   ------    ------
Net Asset Value, End of the Period..............           $ 7.099   $6.956   $6.639   $ 6.93    $ 6.62
                                                           =======   ======   ======   ======    ======
Total Return (b)................................              5.17%*  11.63%    2.00%   11.70%    (4.51%)
Net Assets at End of the Period
  (In millions).................................           $   5.3   $  5.1   $  5.9   $  4.1    $  2.3
Ratio of Expenses to
  Average Net Assets (c)........................              1.87%    1.92%    1.90%    1.93%     1.93%
Ratio of Net Investment Income to
  Average Net Assets (c)........................              5.70%    6.38%    6.14%    6.40%     6.49%
Portfolio Turnover..............................                 8%*     18%      34%      25%        0%

*Non-Annualized

(a) This class of shares commenced distribution on August 30, 1993. Therefore, no information is presented for the 1993 fiscal year.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.



                                     18        See Notes to Financial Statements

                         Notes to Financial Statements

                         February 28, 1998 (Unaudited)
________________________________________________________________________________
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Corporate Bond Fund (the "Fund'') is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of corporate debt securities. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C shares commenced on September 28, 1992 and August 30, 1993, respectively.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued'' or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At February 28, 1998, there were no when issued or delayed delivery purchase commitments.

  The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its

                         February 28, 1998 (Unaudited)
________________________________________________________________________________
affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES-Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

   The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $23,353,863 which will expire between August 31, 1998 and August 31, 2005. Of this amount, $7,599,874 will expire on August 31,1998. Net realized loss differs for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures positions.

   At February 28, 1998, for federal income tax purposes the cost of long- and short-term investments is $208,054,485; the aggregate gross unrealized appreciation is $16,935,471 and the aggregate gross unrealized depreciation is $474,588, resulting in net unrealized appreciation of $16,460,883.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                         February 28, 1998 (Unaudited)
________________________________________________________________________________
2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                     % Per Annum
--------------------------------------------------
First $150 million .................     .50 of 1%
Next $100 million...................     .45 of 1%
Next $100 million...................     .40 of 1%
Over $350 million...................     .35 of 1%

  For the six months ended February 28, 1998, the Fund recognized expenses of approximately $6,200 representing legal services provided by Skadden, Arps, Slate, Meagher &Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the six months ended February 28, 1998, the Fund recognized expenses of approximately $18,800 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund.

  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 1998, the Fund recognized expenses of approximately $158,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------
3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

   At February 28, 1998, capital aggregated $186,534,727, $39,970,062 and
$5,220,147 for Classes A, B and C, respectively. For the six months ended February 28, 1998, transactions were as follows:

                                                         Shares         Value
--------------------------------------------------------------------------------
Sales:
  Class A.......................................       3,337,836   $ 23,743,665
  Class B.......................................       1,318,842      9,345,482
  Class C.......................................         204,598      1,453,946
                                                       ---------   ------------
Total Sales.....................................       4,861,276   $ 34,543,093
                                                       =========   ============
Dividend Reinvestment:
  Class A.......................................         555,466   $  3,944,425
  Class B.......................................         102,593        727,362
  Class C.......................................          10,040         71,178
                                                       ---------   ------------
Total Dividend Reinvestment.....................         668,099   $  4,742,965
                                                       =========   ============
Repurchases:
  Class A.......................................      (1,821,067)  $(12,904,488)
  Class B.......................................        (555,093)    (3,931,819)
  Class C.......................................        (195,813)    (1,388,282)
                                                       ---------   ------------
Total Repurchases...............................      (2,571,973)  $(18,224,589)
                                                       =========   ============

                         February 28, 1998 (Unaudited)
------------------------------------------------------------------------------
   At August 31, 1997, capital aggregated $171,751,125, $33,829,037 and
$5,083,305 for Classes A, B and C, respectively. For the year ended August 31, 1997, transactions were as follows:

                                                       Shares         Value
------------------------------------------------------------------------------
Sales:
  Class A........................................     3,365,902   $ 23,137,035
  Class B........................................     1,831,776     12,527,159
  Class C........................................       168,402      1,156,179
                                                      ---------    -----------
Total Sales......................................     5,366,080   $ 36,820,373
                                                      =========    ===========
Dividend Reinvestment:
  Class A........................................     1,113,282   $  7,650,477
  Class B........................................       179,988      1,235,230
  Class C........................................        23,436        160,682
                                                      ---------    -----------
Total Dividend Reinvestment......................     1,316,706   $  9,046,389
                                                      =========    ===========
Repurchases:
  Class A........................................    (5,877,398)  $(40,312,723)
  Class B........................................    (1,182,021)    (8,099,925)
  Class C........................................      (352,188)    (2,409,891)
                                                      ---------    -----------
Total Repurchases................................    (7,411,607)  $(50,822,539)
                                                      =========    ===========

   Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      Contingent Deferred
                                                         Sales Charge
Year of Redemption                                    Class B     Class C
-------------------------------------------------------------------------
First...............................................    4.00%      1.00%
Second..............................................    4.00%      None
Third...............................................    3.00%      None
Fourth..............................................    2.50%      None
Fifth...............................................    1.50%      None
Sixth and Thereafter................................    None       None

                         February 28, 1998 (Unaudited)
------------------------------------------------------------------------------
   For the six months ended February 28, 1998, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $18,700 and CDSC on redeemed shares of approximately $36,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $31,313,028 and $15,615,470 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

   The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

   The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

   Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans''). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

   Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended February 28, 1998 are payments retained by VKAC of approximately $157,700.

                Van Kampen American Capital Corporate Bond Fund

Board of Trustees                               Investment Adviser

J. Miles Branagan                               VAN KAMPEN AMERICAN CAPITAL
Richard M. De Martini*                          ASSET MANAGEMENT, INC.
Linda Hutton Heagy                              One Parkview Plaza
                                                Oakbrook Terrace, Illinois 60181
R. Craig Kennedy
Jack E. Nelson                                  Distributor

Phillip B. Rooney                               VAN KAMPEN AMERICAN CAPITAL
Fernando Sisto                                  DISTRIBUTORS, INC.
Wayne W. Whalen*  Chairman                      One Parkview Plaza
                                                Oakbrook Terrace, Illinois 60181

Officers                                        Shareholder Servicing Agent

Dennis J. McDonnell*                            ACCESS Investor
 President                                      SERVICES, INC.
Ronald A. Nyberg*                               P.O. Box 418256
 Vice President and Secretary                   Kansas City, Missouri 64141-9256
Edward C. Wood, III*
 Vice President and Chief Financial Officer     Custodian

Curtis W. Morell*                               STATE STREET BANK
 Vice President and Chief Accounting Officer    AND TRUST COMPANY
John L. Sullivan*                               225 Franklin Street
 Treasurer                                      P.O. Box 1713
Tanya M. Loden*                                 Boston, Massachusetts 02105
 Controller
Peter W. Hegel*                                 Legal Counsel

Alan T. Sachtleben*                             SKADDEN, ARPS, SLATE,
Paul R. Wolkenberg*                             MEAGHER & FLOM (ILLINOIS)
 Vice Presidents                                333 West Wacker Drive
                                                Chicago, Illinois 60606

                                                Independent Accountants

                                                PRICE WATERHOUSE LLP
                                                200 East Randolph Drive
                                                Chicago, Illinois 60601



                                                *    "Interested'' persons of
                                                     the Fund, as defined in the
                                                     Investment Company Act of
                                                     1940.

                                                (C)  Van Kampen American Capital
                                                     Distributors, Inc., 1998
                                                     All rights reserved.

                                                (SM) denotes a service mark of
                                                     Van Kampen American Capital
                                                     Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report must be accompanied by a quarterly performance update, if applicable.

                                                          -----------------
                                                               Bulk Rate
                                                             U.S. Postage
                                                                 PAID
                                                              VAN KAMPEN
                                                           AMERICAN CAPITAL
                                                          -----------------


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181